UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22293

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

U.S. Large-Cap Core Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Equity markets powered ahead in 2012, despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Value stocks outpaced growth across all market capitalizations during the year, although all segments delivered good results. Domestic equities were supported by strong U.S. corporate earnings—though the year-over-year earnings growth rate has been slowing—and actions by central banks around the world to reduce interest rates in hopes of stimulating growth.

PERFORMANCE COMPARISON

The U.S. Large-Cap Core Fund posted a return of 7.53% during the past six months and 16.43% for the year, compared with 5.95% and 16.00%, respectively, for the S&P 500 Index. The Lipper Large-Cap Core Funds Index delivered respective returns of 6.74% and 15.32%. (Returns for the Advisor Class were slightly lower because of its different fee structure.)

INVESTMENT APPROACH

The U.S. Large-Cap Core Fund seeks long-term capital appreciation by investing in a concentrated portfolio of domestic large-cap growth and value stocks. The fund uses fundamental, bottom-up analysis that also relies on a rigorous valuation assessment to find the stocks with the most potential for appreciation.

In selecting the stocks for the portfolio, the fund generally starts with companies of more than $5 billion in market capitalization and carry “buy” ratings from T. Rowe Price analysts. In our analysis of these companies, we focus on four key elements: understanding a company’s business model and strategy, developing a relationship with the company’s management, determining the company’s standing within its industry, and assessing the company’s valuation.

The fund has a bias toward high-quality companies that have opportunities to increase their market share or have barriers to entry around their business that protect them and allow them to grow organically. We invest in well-managed firms with great products and services within an industry that may be in a cyclical trough. Lastly, we favor companies with characteristics that we believe can drive equity appreciation, such as pricing power, new product cycles, improving margins, and a strategy to earn better returns on their invested capital.

Beyond good fundamentals, we look for management teams that can create value by executing well and improving the business. We also pay close attention to free cash flow and management’s effectiveness in redeploying its capital. We like managements that invest in their business when there is the potential for attractive returns or return of capital to shareholders if conditions warrant.

We also employ a disciplined sell process. After stocks are added to the portfolio, they are subject to continued scrutiny. Criteria for selling stocks include a downgrade by a T. Rowe Price analyst, deterioration in the company’s fundamentals or management, the discovery of a better investment idea, or the fulfillment of our investment thesis when a stock becomes fully valued.

MARKET ENVIRONMENT

The U.S. economy expanded at a modest pace in 2012. Employment growth has been steady, but the national unemployment level remains elevated. The housing market recovery has been gaining traction, although its contribution to overall growth is smaller than in previous expansions. To support the economy, the Fed kept its fed funds target rate in the 0.00% to 0.25% range. The central bank is continuing to purchase $40 billion of agency mortgage-backed securities every month. In addition, the Fed announced that it will purchase $45 billion worth of Treasury securities monthly starting in 2013 and that it plans to keep short-term rates low as long as the national unemployment rate remains above 6.5% and inflation is contained at 2.5%.

Disruptive politics in the United States caused significant volatility for U.S. equities in 2012. The inability of politicians to develop a credible plan to solve the country’s debt issues drove much of the stock market’s direction in the second half of 2012. Unfortunately, we do not see an end to the unhealthy political backdrop heading into 2013.

PORTFOLIO HIGHLIGHTS

During the year, we initiated positions in Cisco Systems, PNC Financial Services, American Tower, Lowe’s, and Wal-Mart as a result of our bottom-up approach to selecting companies with the potential for increased earnings growth. Eliminations from the portfolio included Walt Disney, Schlumberger, McDonald’s, and Time Warner. We also added to PepsiCo and Procter & Gamble and reduced our exposure to Apple. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Although we started the year with an overweight bias to the consumer discretionary sector, our trading activity resulted in a significant underweight by year-end. The elimination of both Disney and Time Warner are reflective of strong performance by both media giants that we concluded were fairly valued. We also sold holdings in companies we believe may be negatively affected by the increases in U.S. income taxes into 2013.

We reduced our energy holdings during 2012. Among our remaining energy positions, we favor pipeline companies with good cash flow and limited exposure to volatile commodity prices. We are less than sanguine about prospects for the energy group overall. We bought Apache after its price had fallen to unreasonably low levels during a correction in the second half of the year, but we also eliminated other major stocks in the sector, such as Schlumberger, and we trimmed our position in ExxonMobil.

The largest overweight in the portfolio continues to be health care. We favor the large pharmaceutical companies that have strong balance sheets, dividend yields, and intriguing pipelines. Large positions in both Pfizer and Merck benefited the portfolio in 2012, and we believe they will be strong performers in 2013. We also continue to like the health care services sector and own positions in Express Scripts Holding and McKesson. Thermo Fisher Scientific’s stock appreciated meaningfully in 2012 as the company demonstrated an ability to execute and generate strong cash flows despite the difficult environment.

PORTFOLIO STRATEGY

Our sector allocations are largely the result of our focus on bottom-up stock selection. We realize that macroeconomic events have an impact on equity markets, and we may develop a bias for or against a particular industry based on policies emanating from Washington, D.C., that we feel will be helpful or detrimental to a group. However, our primary strategy is directed at seeking individual companies with appealing stock valuations, healthy balance sheets, favorable cash flows, and the potential to increase market share and earnings growth.

The major portfolio holdings at the end of 2012 reflect our preferences for individual stocks. Among our top positions are Johnson & Johnson, Pfizer, and Merck in the health care sector and United Technologies and Boeing in the industrials sector. Consumer staple giants PepsiCo and Procter & Gamble are also large positions in the portfolio heading into 2013. Apple is another major holding, but we scaled back a bit later in the year. The stock performed well through most of 2012, but we have some concerns about competition entering the smartphone market, which could have an impact on Apple’s profitability unless the company begins to penetrate the lower-end market. In financials, we grew more comfortable with the ability to model earnings power given a clearer direction of regulation and subsequently initiated positions in Bank of America and PNC Financial Services.

OUTLOOK

The headwinds we expect to face early in 2013 are the same as those that challenged us last year: economic slowing in China, eurozone stagnation, and wrangling in the U.S. over measures to deal with our budgetary problems. However, China’s slowdown appears to have bottomed, and Europe has been on a smoother path since the European Central Bank president, Mario Draghi, vowed in July 2012 to save the euro and the integrity of the European Union. U.S. policymakers have taken a first step to deal with the fiscal cliff crisis with a year-end tax measure, but much more needs to be done on the spending side of the equation.

Against this backdrop, we remain focused on our strategy of seeking companies for the portfolio with appealing valuations and good earnings prospects. Earnings growth will likely slow from last year’s pace, but we can still identify companies with healthy revenue growth, excellent cash flow, rising dividend payments, and stellar balance sheets. We expect these companies to increase their capital expenditures in 2013, engage in stock buyback programs, and initiate other shareholder-friendly actions. We see value in select information technology and industrials firms, and we have added positions in companies with exposure to China.

We remain confident about our overall investment approach and portfolio positioning. Our portfolio contains many companies that have the ability to increase their market share within their industries and further grow their earnings. Corporate fundamentals remain sound. While the macroeconomic environment will affect the financial markets going forward, we believe our holdings can provide compelling investment opportunities for long-term investors.

Respectfully submitted,

Jeffrey Rottinghaus
Chairman of the fund’s Investment Advisory Committee

January 18, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

EBITDA: A measure of earnings before interest, taxes, depreciation, and amortization that is used to focus on a company’s liquid cash flow.

Earnings growth rate–current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio–current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio–next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
Johnson & Johnson	4.0%
Apple	3.9
ExxonMobil	3.7
Pfizer	3.2
Procter & Gamble	3.1
AT&T	3.0
PepsiCo	3.0
United Technologies	2.6
Cisco Systems	2.5
Boeing	2.3
Merck	2.3
Praxair	2.3
JPMorgan Chase	2.1
McKesson	2.0
Qualcomm	1.9
Kellogg	1.8
Google	1.7
Honeywell International	1.7
U.S. Bancorp	1.6
UnitedHealth Group	1.6
Crown Castle International	1.6
Entergy	1.6
Broadcom	1.6
PNC Financial Services	1.6
Bank of America	1.5
Total	58.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This table shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/12	12/31/11	12/31/10	6/26/09 Through 12/31/09
NET ASSET VALUE				
Beginning of period	$ 13.17	$ 13.23	$ 11.94	$ 10.00
Investment activities				
Net investment income[1]	0.14[2]	0.10[2]	0.15[2]	0.03[2]
Net realized and unrealized gain	2.02	0.05[3]	1.56	2.03
Total from investment activities	2.16	0.15	1.71	2.06
Distributions				
Net investment income	(0.14)	(0.09)	(0.13)	(0.03)
Net realized gain	(0.45)	(0.12)	(0.29)	(0.09)
Total distributions	(0.59)	(0.21)	(0.42)	(0.12)
NET ASSET VALUE				
End of period	**$ 14.74**	**$ 13.17**	**$ 13.23**	**$ 11.94**

Ratios/Supplemental Data

Total return[4]	**16.43%[2]**	**1.19%[2]**	**14.38%[2]**	**20.55%[2]**
Ratio of total expenses to average net assets	1.15%[2]	1.15%[2]	1.15%[2]	1.15%[2][5]
Ratio of net investment income to average net assets	0.98%[2]	0.74%[2]	1.24%[2]	0.48%[2][5]
Portfolio turnover rate	72.6%	74.0%	60.7%	37.1%
Net assets, end of period (in thousands)	$ 47,680	$ 37,751	$ 24,481	$ 16,247

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/14.

(3) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market value for the investment portfolio.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights — For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/12	12/31/11	12/31/10	6/26/09 Through 12/31/09
NET ASSET VALUE				
Beginning of period	$ 13.16	$ 13.22	$ 11.94	$ 10.00
Investment activities				
Net investment income[1]	0.13[2]	0.10[2]	0.14[2]	0.03[2]
Net realized and unrealized gain	2.02	0.04[3]	1.56	2.03
Total from investment activities	2.15	0.14	1.70	2.06
Distributions				
Net investment income	(0.13)	(0.08)	(0.13)	(0.03)
Net realized gain	(0.45)	(0.12)	(0.29)	(0.09)
Total distributions	(0.58)	(0.20)	(0.42)	(0.12)
NET ASSET VALUE				
End of period	**$ 14.73**	**$ 13.16**	**$ 13.22**	**$ 11.94**

Ratios/Supplemental Data

	12/31/12	12/31/11	12/31/10	12/31/09
Total return[4]	**16.37%**[2]	**1.12%**[2]	**14.29%**[2]	**20.55%**[2]
Ratio of total expenses to average net assets	1.20%[2]	1.20%[2]	1.20%[2]	1.20%[2][5]
Ratio of net investment income to average net assets	0.92%[2]	0.71%[2]	1.19%[2]	0.40%[2][5]
Portfolio turnover rate	72.6%	74.0%	60.7%	37.1%
Net assets, end of period (in thousands)	$ 403	$ 437	$ 333	$ 299

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 4/30/14.

(3) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market value for the investment portfolio.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 96.3%		
CONSUMER DISCRETIONARY 7.5%		
Hotels, Restaurants & Leisure 2.5%		
Carnival	18,490	680
Las Vegas Sands	10,900	503
		1,183
Media 2.7%		
Omnicom	10,930	546
Time Warner Cable, Class A	7,560	735
		1,281
Specialty Retail 2.3%		
AutoZone (1)	1,420	503
Lowe's	17,760	631
		1,134
Total Consumer Discretionary		3,598
CONSUMER STAPLES 9.0%		
Beverages 3.0%		
PepsiCo	20,810	1,424
		1,424
Food & Staples Retailing 1.2%		
Wal-Mart	8,200	559
		559
Food Products 1.8%		
Kellogg	15,300	855
		855

Household Products 3.0%		
Procter & Gamble	21,640	1,469
		1,469
Total Consumer Staples		4,307
ENERGY 7.6%		
Oil, Gas & Consumable Fuels 7.6%		
Apache	7,100	557
ExxonMobil	20,500	1,774
Southwestern Energy (1)	18,300	612
Spectra Energy	14,600	400
Williams Companies	9,900	324
Total Energy		3,667
FINANCIALS 12.7%		
Capital Markets 2.1%		
Invesco	23,830	621
TD Ameritrade Holding	23,900	402
		1,023
Commercial Banks 3.2%		
PNC Financial Services Group	12,900	752
U.S. Bancorp	24,500	783
		1,535
Diversified Financial Services 3.6%		
Bank of America	64,200	745
JPMorgan Chase	22,660	996
		1,741
Insurance 2.3%		
Progressive	23,000	485

Pfizer	61,990	1,555
		4,576
Total Health Care		9,314
INDUSTRIALS & BUSINESS SERVICES 11.9%		
Aerospace & Defense 6.6%		
Boeing	14,850	1,119
Honeywell International	12,820	814
United Technologies	15,270	1,252
		3,185
Air Freight & Logistics 2.0%		
C.H. Robinson Worldwide	7,300	462
FedEx	5,300	486
		948
Airlines 0.6%		
United Continental (1)	13,310	311
		311
Industrial Conglomerates 1.5%		
Danaher	12,690	709
		709
Road & Rail 1.2%		
CSX	29,410	580
		580
Total Industrials & Business Services		5,733
INFORMATION TECHNOLOGY 16.6%		
Communications Equipment 5.6%		
Cisco Systems	60,700	1,193
Juniper Networks (1)	32,000	629

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $39,676)	$	46,831
Receivable for investment securities sold		758
Receivable for shares sold		715
Dividends and interest receivable		35
Due from affiliates		3
Other assets		30
Total assets		48,372
Liabilities		
Payable for investment securities purchased		159
Payable for shares redeemed		65
Investment management fees payable		22
Due to affiliates		17
Other liabilities		26
Total liabilities		289
NET ASSETS	$	48,083
Net Assets Consist of:		
Accumulated undistributed net realized gain	$	163
Net unrealized gain		7,155
Paid-in capital applicable to 3,262,951 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		40,765
NET ASSETS	$	48,083
NET ASSET VALUE PER SHARE		
Investor Class		
($47,679,919 / 3,235,586 shares outstanding)	$	14.74
Advisor Class		
($403,059 / 27,365 shares outstanding)	$	14.73

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/12	12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 429	$ 260
Net realized gain	1,889	280
Change in net unrealized gain (loss)	4,108	(781)
Increase (decrease) in net assets from operations	6,426	(241)
Distributions to shareholders		
Net investment income		
Investor Class	(434)	(254)
Advisor Class	(4)	(3)
Net realized gain		
Investor Class	(1,397)	(339)
Advisor Class	(12)	(4)
Decrease in net assets from distributions	(1,847)	(600)
Capital share transactions*		
Shares sold		
Investor Class	17,868	27,331
Advisor Class	36	335
Distributions reinvested		
Investor Class	1,428	457
Advisor Class	1	2
Shares redeemed		
Investor Class	(13,898)	(13,707)
Advisor Class	(119)	(203)
Increase in net assets from capital share transactions	5,316	14,215
Net Assets		
Increase during period	9,895	13,374
Beginning of period	38,188	24,814
End of period	**$ 48,083**	**$ 38,188**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has two classes of shares: the U.S. Large-Cap Core Fund original share class, referred to in this report as the Investor Class, offered since June 26, 2009, and the U.S. Large-Cap Core Fund–Advisor Class (Advisor Class), offered since June 26, 2009. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2012, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $33,782,000 and $30,860,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $7,000 were waived and expenses in the amount of $73,000 were reimbursed by Price Associates during the year ended December 31, 2012. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $425,000 remain subject to repayment at December 31, 2012.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $119,000 for Price Associates; $44,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 18% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price U.S. Large-Cap Core Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $360,000 from short-term capital gains,

  $1,235,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $921,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $836,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[142]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2009	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2009
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee, Syniverse Holdings, Inc.
(1952)	(2008 to 2011); Executive Vice President and General Counsel,
2012	Scripps Networks, LLC (1997 to 2009); Advisory Board member,
[90]	Pipeline Crisis/Winning Strategies (1997 to present); Director,
Syniverse Holdings, Inc. (2008 to 2011)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2009	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2009
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2009	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2009	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2009	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Large-Cap
Core Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

George Marzano (1980)	Vice President, T. Rowe Price
Vice President

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013